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                                                                   Exhibit 10.10


                                    GUARANTEE


              GUARANTEE made this 16th day of April, 1999, jointly and severally, by OTEC, INC., a New Jersey corporation ("OTEC") having an office for the conduct of business at 24 West 40th Street, New York, New York 10018, and RBL AGENCY, LTD., a New York corporation ("RBL") having an office for the conduct of business at 24 West 40th Street, New York, New York 10018. OTEC and RBL shall be collectively referred to as the "Guarantors" and individually, as a "Guarantor".

                              W I T N E S S E T H :

              24 West 40th St. LLC (hereinafter referred to as "Landlord") and Hotjobs.com, Ltd. (hereinafter referred to as "Tenant") have entered into that certain Lease Agreement dated April 16, 1999 (hereinafter referred to as the "Lease") for the 10th floor of the building located at 24 West 40th Street, New York, New York. As an inducement to Landlord's agreeing to enter into such Lease, the Guarantors agreed to guarantee unconditionally the performance by Tenant of certain of Tenant's obligations under the Lease, including the payment by Tenant of all Rent thereunder.

              Terms not otherwise defined herein shall have the meanings given such terms in the Lease.

              NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged by the Guarantors, the Guarantors, jointly and severally, covenant, agree, represent and warrant to Landlord as follows:

         1.   REPRESENTATIONS AND WARRANTIES.

              1.1 REPRESENTATIONS AND WARRANTIES OF THE GUARANTORS. Each Guarantor represents and warrants to Landlord, that:

                   (a) The Guarantor has the power to enter into and perform this Guarantee.

                   (b) Neither this Guarantee nor the execution, delivery and performance hereof shall violate any statute, ordinance, regulation, court order or decree or order or decree of any other governmental authority or agency or any other agreement to which the Guarantor is subject.


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                   (c) The Guarantor is not and by the execution and delivery hereof shall not then become insolvent as defined under Section 101(32) of the Federal Bankruptcy Code (11 U.S.C. Section 101(32)).

                   (d) This Guarantee constitutes a valid and binding obligation of the Guarantor and is enforceable in accordance with its terms.

                   (e) No governmental approvals or consents are required to be obtained to authorize the execution, delivery or performance of the Guarantor's obligations pursuant to this Guarantee.

                   (f) 100% of the outstanding shares of OTEC are owned collectively by the two largest shareholders of Tenant; 100% of the outstanding shares of RBL are owned collectively by the two largest shareholders of Tenant.

                   (g) All representations and warranties made to Landlord herein are factually correct and there has been no omission of any fact which by its inclusion in any representation or warranty would materially alter the accuracy, truthfulness or meaning of any such representation or warranty.

              1.2 MATERIALITY OF REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties made by the Guarantors herein is deemed to be material to inducing Landlord to enter into the Lease and to perform Landlord's obligations thereunder. The Guarantors acknowledge that Landlord by virtue of entering into the Lease and performing its obligations thereunder has acted and changed and shall hereafter act and change its position in reliance of this Guarantee and the Guarantors' representations and warranties made herein.

         2.   GUARANTEE OF TENANT'S OBLIGATIONS.

              2.1  OBLIGATIONS GUARANTEED.

                   (a) The Guarantors hereby irrevocably, absolutely and unconditionally, jointly and severally, guarantee to Landlord the full and timely payment when due of all Rent and other payments due to Landlord under the Lease. Such other payments shall include, without limitation, (i) the cost of discharging of record any mechanic's, materialman's or other liens, charges or orders for the payment of money filed against the Building or the Leased Premises because of any act or omission (or alleged act or omission) of Tenant or any contractor, subcontractor, employee or agent of Tenant, and (ii) Landlord's unamortized costs of (x) any brokerage commissions actually paid by Landlord in connection with the Lease and (y) the free rent period granted to Tenant under the Lease.


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                   (b) Without limiting the Guarantors' obligations pursuant to paragraph (a) of this Section 2.1, the Guarantors further irrevocably, absolutely and unconditionally, jointly and severally, guarantee to Landlord the full and timely performance of the following obligations under the Lease (the "Guaranteed Obligations"):

                        (i) Tenant's obligation to vacate the Leased Premises upon the expiration or earlier termination of the term of the Lease; and

                        (ii) Tenant's obligation, upon Tenant's vacating of the Leased Premises, to remove Tenant's property therefrom and to surrender the Leased Premises to Landlord in the condition specified in Article 19 and Section
6.04 of the Lease.

                   (c) Each and every default in the payment of Rent or in the performance of any of the Guaranteed Obligations shall give rise to a separate cause of action hereunder, and separate suits may be brought hereunder as the cause of action arises.

              2.2 GUARANTEE UNCONDITIONAL, IRREVOCABLE, ABSOLUTE AND CONTINUING. The obligations of the Guarantors under this Guarantee shall be unconditional, irrevocable and absolute and shall continue and remain in full force and effect until all of the Guaranteed Obligations and the payment of all Rent under the Lease, have been satisfied in their entirety and all other sums due to Landlord pursuant to this Guarantee have been paid in full.


              2.3 CONTINUED VALIDITY OF THIS GUARANTEE. To the fullest extent permitted by law, the obligations of the Guarantors hereunder shall be valid and enforceable under all circumstances whatsoever and in furtherance but not in limitation thereof, shall not be affected, modified, released, or impaired by any state of facts or the happening from time to time of any event, including, without limitation, any one or more of the following whether or not with notice to or the consent of the Guarantors:

                   (a) The irregularity, illegality or unenforceability of, or any defect in the Lease.

                   (b) Any present or future law or order of any government (de jure or de facto) or of any agency thereof purporting to reduce, amend or otherwise affect the Lease.

                   (c) The compromise, settlement, release, extension, indulgence, change, modification, amendment (including any increase in Rent or extension of the term thereof) of any or all of the obligations, covenants or agreements of Tenant pursuant to the Lease; provided, however, that if Tenant's interest in and to the Lease is assigned to any person or entity in accordance with the terms and provisions of the Lease or with Landlord's consent, then unless otherwise agreed to by the Guarantors, the obligations of the Guarantors shall not extend to (i) the payment of any rent in excess of the Rent calculated under the terms of the Lease as the same


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may have been modified while Tenant or another person or entity related to the
Guarantors was Tenant thereunder or (ii) the performance of any other obligation beyond the stated expiration date of the term of the Lease or the expiration of any renewal thereof pursuant to the terms of the Lease as the same may have been modified while Tenant or another person or entity related to the Guarantors was Tenant thereunder.

                   (d) The failure to give notice to the Guarantors of the occurrence of any default under the terms and provisions of the Lease.

                   (e) The actual or purported assignment of any of the obligations, covenants and agreements contained in this Guarantee, except an assignment consented to by Landlord.

                   (f) The waiver of the payment, performance or observance by Tenant of any of the obligations, conditions, covenants or agreements or any or all of them contained in the Lease, including the obligation to pay Rent.

                   (g) The receipt and acceptance by Landlord of any sums on account of Rent irrespective of any dispute which may then be or theretofore had been ensuing between Landlord and Tenant.

                   (h) The extension of the time for payment of any Rent.

                   (i) Any failure, omission, delay or lack of action on the part of Landlord or any other person to enforce, assert or exercise any right, power or remedy conferred upon it under the Lease.

                   (j) The voluntary commencement or the existence of an involuntary case or proceeding under the United States Bankruptcy Code or under any state or foreign bankruptcy, insolvency or similar statute affecting Tenant; the liquidation, dissolution, merger, consolidation, sale or other disposition of all or substantially all the assets of Tenant; the marshaling of Tenant's assets and liabilities; any receivership, insolvency, assignment for the benefit of creditors, reorganization, arrangement, composition with creditors or readjustment of debts in respect of Tenant in its capacity as a debtor or obligor; or other similar events or proceedings affecting Tenant or any allegation or contest of the validity of this Guarantee or the Lease in any such proceeding; it being specifically understood, consented and agreed to that this Guarantee shall remain and continue in full force and effect and shall be enforceable against the Guarantors to the same extent and with the same force and effect as if such events and proceedings had not been instituted; and it is the intent and purpose of this Guarantee that the Guarantors shall and do hereby waive all rights and benefits which might accrue to the Guarantors by reason of any such proceedings.


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                   (k) Any impairment, whether by negligence or otherwise, of any rights of subrogation of the Guarantors which may be found to exist.

                   (l) The release, substitution or replacement, whether or not in accordance with the terms of the Lease, of any property subject thereto or any re-delivery, repossession, surrender or destruction of any such property, in whole or in part.

                   (m) The lawful termination of the Lease by act of Landlord due to a default thereunder by Tenant or by operation of law or the exercise of any other right or remedy under the Lease by Landlord.

              2.4 WAIVER OF NOTICE OF ACCEPTANCE. The Guarantors hereby expressly waive notice from Landlord of its acceptance and reliance on this Guarantee. This Guarantee shall become effective immediately upon delivery of an executed counterpart hereof to Landlord.

         3.   WAIVERS AND RESTRICTIONS IMPOSED UPON THE GUARANTORS.

              3.1 WAIVER OF TRIAL BY JURY. EACH GUARANTOR HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN THE EVENT OF ANY LITIGATION BETWEEN LANDLORD AND THE GUARANTORS (OR EITHER OF THEM) IN RESPECT OF ANY MATTER ARISING OUT OF THIS GUARANTEE.

              3.2 RESTRICTIONS ON THE GUARANTORS. Each Guarantor agrees not to dispose of any substantial part of his property, business or assets remaining after the execution and delivery of this Guarantee without fair consideration. Each Guarantor agrees not to seek contribution from any other Guarantor until all the obligations hereunder have been fully satisfied. If any amount shall nevertheless be paid to a Guarantor by Tenant or another Guarantor, such amount shall be held in trust for the benefit of Landlord and shall forthwith be paid to Landlord to be credited and applied to the obligations of Tenant, whether matured or unmatured. The provisions of this Section 3.2 shall survive the termination of this Guarantee, and any satisfaction and discharge of Tenant by virtue of any payment, court order or any federal or state law.

         4.   MISCELLANEOUS PROVISIONS.

              4.1 PREFERENCES, ETC. If after receipt of any payment hereunder applied (or intended to be applied) to the payment of, all or any part of any sums guaranteed hereunder, Landlord is compelled to surrender such payment or proceeds to any person because such payment or application of proceeds is or may be avoided, invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, fraudulent conveyance, impermissible set off or a diversion of trust funds, then the obligations or part thereof intended to be satisfied shall be reinstated and continue and this Guarantee shall continue in full force as if such payment


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or proceeds had not been received by Landlord, notwithstanding any revocation thereof or the cancellation of the Lease, any note or other instrument evidencing any obligation of Tenant or otherwise; and the Guarantors shall be liable to pay to Landlord, and hereby indemnify Landlord and hold Landlord harmless for, the amount of such payment or proceeds so surrendered and all expenses (including all reasonable attorneys' fees, court costs and expenses attributable thereto) incurred by Landlord in the defense of any claim made against Landlord that any payment or proceeds received by Landlord in respect of all or any part of such sums guaranteed hereunder must be surrendered, unless Tenant pays to Landlord the amount which Landlord is compelled to surrender and such payment is not similarly subject to being avoided, invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, fraudulent conveyance, impermissible set off or a diversion of trust funds and Landlord is not compelled to surrender the amount of Tenant's payment. The provisions of this Section 4.1 shall survive the termination of this Guarantee, and any satisfaction and discharge of Tenant by virtue of any payment, court order or any federal or state law.

              4.2 EXPENSES. The Guarantors agree to pay all reasonable costs, fees, commissions and expenses (including, without limitation, all reasonable attorneys' fees and disbursements) which may be incurred by Landlord in enforcing or attempting to enforce this Guarantee following any default on the part of either of the Guarantors hereunder, whether the same shall be enforced by suit or otherwise.

              4.3 REMEDIES NOT EXCLUSIVE. No remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other available remedy given under this Guarantee or hereafter existing at law or in equity. No delay or failure to exercise any right or power accruing upon any default, omission or failure of performance hereunder shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient.

              4.4 NO ORAL AMENDMENT OR TERMINATION. The liability of the Guarantors hereunder shall be unconditional and shall not be in any manner affected by any indulgence whatsoever granted or consented to by the holder hereof, including, but not limited to any extension of time, renewal, waiver or other modification. Any failure of Landlord to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any time and from time to time thereafter. Landlord or any holder may accept partial payments, even though marked "payment in full" or containing words of similar import or other conditions, without waiving any of its rights. No amendment, modification or waiver of any provision of this Guarantee shall be effective, irrespective of any course of dealing, unless the same shall be in writing and signed by Landlord, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. This Guarantee cannot be changed or terminated orally or by estoppel or waiver or by any alleged oral modification regardless of any claimed partial performance referable thereto.


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              4.5  SEVERABILITY. The invalidity or unenforceability of any one or more phrases, sentences, clauses or sections of this Guarantee shall not affect the validity or enforceability of the remaining portions of this Guarantee, or any part thereof.

              4.6 JOINT AND SEVERAL LIABILITY. Notwithstanding anything to the contrary contained herein, the representations, warranties, covenants and agreements made by the Guarantors herein, and the liability of Guarantors hereunder, are joint and several.

              4.7 APPLICABLE LAW. This Guarantee shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles.

              4.8 SUCCESSORS AND ASSIGNS. This Guarantee shall be binding upon, and be enforceable against the Guarantors and their respective heirs and legal representatives and shall inure to the benefit of Landlord, its successors or assigns.

              4.9 HEADINGS AND CAPTIONS. The existence herein of article and section headings or captions is for convenience only and no such headings or captions will be used for the purposes of interpreting or construing the meaning of any term or provision hereof.

              4.10 ENTIRE AGREEMENT. This Guarantee sets forth the entire agreement and obligations of the Guarantors to Landlord and supersedes any and all other understandings (whether oral or written) between them.


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              IN WITNESS WHEREOF, the Guarantors have executed this Guarantee as of the date first above written.


                                  OTEC, INC.

                                  By: /s/
                                     --------------------------------
                                     Name:
                                     Title:


                                  RBL AGENCY, LTD.

                                  By: /s/
                                     --------------------------------
                                     Name:
                                     Title:


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ACKNOWLEDGMENT FOR OTEC, INC.


STATE OF NEW YORK       )
                        :
COUNTY OF NEW YORK      )

         On the _____ day of April, 1999, before me, the undersigned, a Notary Public in and for said State, personally appeared Richard Johnson, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                  /s/
                                  --------------------------------------------
                                  Notary Public


ACKNOWLEDGMENT FOR RBL AGENCY, LTD.


STATE OF NEW YORK       )
                        :
COUNTY OF NEW YORK      )

         On the _____ day of April, 1999, before me, the undersigned, a Notary Public in and for said State, personally appeared Richard Johnson, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                  /s/
                                  --------------------------------------------
                                  Notary Public


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